UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the continued focus on succession planning, on January 3, 2023, CenterPoint Energy, Inc. (the “Company”) announced a new organizational structure to support the continued execution of the Company’s long-term growth strategy, effective immediately. Under this new organizational structure:

•Mr. David J. Lesar, Chief Executive Officer, will continue in his current role.

•Mr. Jason P. Wells, President and Chief Operating Officer, will continue in his current role, including overseeing the Company’s utility operations while adding responsibilities for the Company’s safety program, and will continue to report to Mr. Lesar. Mr. Wells will also continue to serve as Chief Financial Officer until his successor has been appointed.

•Ms. Monica Karuturi, Executive Vice President and General Counsel, will continue in her current role while adding responsibilities for the Company’s strategic planning, cybersecurity and Energy Systems Group, LLC, a subsidiary of the Company, and she will continue to report to Mr. Lesar.

•Ms. Lynne Harkel-Rumford, Executive Vice President and Chief Human Resources Officer, will continue in her current role while adding responsibility for the Company’s marketing but transferring her responsibilities for the Company’s safety program to Mr. Wells, and she will continue to report to Mr. Lesar.

•Mr. Jason Ryan, Executive Vice President, Regulatory Services and Government Affairs, will continue in his current role, and he will report to Mr. Wells.

•Mr. Scott E. Doyle, Executive Vice President, Utility Operations, and Mr. Gregory E. Knight, Executive Vice President, Customer Transformation & Business Services, have left the Company and its subsidiaries effective January 3, 2023 in connection with the elimination of their positions. The departure of Messrs. Doyle and Knight from the Company is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

As a result of the new organizational structure, the Executive Committee of the Company will comprise of Mr. Lesar, Mr. Wells, Ms. Karuturi, Ms. Harkel-Rumford and Mr. Ryan. A copy of the press release announcing the Company’s new organizational structure is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

In connection with Mr. Doyle’s departure from the Company and affiliated entities, the Company expects to enter into a separation and release agreement with Mr. Doyle and an amendment to this Current Report on Form 8-K will be filed following the execution of the separation and release agreement.

Item 7.01. Regulation FD Disclosure.

On January 3, 2023, the Company issued a press release announcing the Company’s new organizational structure. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished in Item 7.01 and Exhibit 99.1 is not deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated January 3, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: January 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: January 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: January 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel